Asset Retirement Obligations	12 Months Ended
Jun. 30, 2014
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
Asset Retirement Obligations

Legal obligations

As of June 30, 2014 and 2013, we have accrued liabilities and related assets, net of accumulated depreciation, relative to the legal obligation to retire certain natural gas wells, storage tanks, mains and services. For asset retirement obligations related to regulated assets, accretion of the liability and depreciation of the asset retirement costs are recorded as regulatory assets, pursuant to regulatory accounting standards, as we recover the cost of removing our regulated assets through our depreciation rates.

The following is a summary of our asset retirement obligations as shown as asset retirement obligations on the accompanying Consolidated Balance Sheets:

($000)	2014	2013

Balance, beginning of year	3,547	3,824
Liabilities incurred	138	20
Liabilities settled	(567)	(616)
Accretion	258	267
Revisions in estimated cash flows	(115)	52
Balance, end of year	3,261	3,547

We have an additional asset retirement obligation related to the retirement of wells located at our underground natural gas storage facility. Since we expect to utilize the storage facility as long as we provide natural gas to our customers, we have determined the underlying asset has an indeterminate life. Therefore, we have not recorded a liability associated with the cost to retire the wells.

Non-legal obligations

In accordance with established regulatory practices, we accrue costs of removal on long-lived assets through depreciation expense to the extent recovery of such costs is granted by our regulator even though such costs do not represent legal obligations. In accordance with regulatory accounting standards, $355,000 and $328,000 of such accrued cost of removal was recorded as a regulatory liability on the accompanying Consolidated Balance Sheets as of June 30, 2014 and 2013, respectively.